LIBERTY STREET HORIZON FUND
A series of the Investment Managers Series Trust

SUPPLEMENT DATED MARCH 23, 2011
TO THE PROSPECTUS DATED AUGUST 31, 2010, AND
SUMMARY PROSPECTUS DATED SEPTEMBER 10, 2010

Please file this Supplement with your records.

The following replaces the first paragraph under the section entitled “Principal Investment Strategies” on page 2 of the Prospectus and Summary Prospectus:

The Fund's sub-advisor is Horizon Asset Management, Inc. ("Horizon" or "Sub-Advisor").  In order to best implement its investment philosophy Horizon may allocate assets of the Fund across the following strategies.  A portion of the Fund's assets is managed using Horizon's Core Value strategy, which relies on Horizon’s in-house research to identify companies possessing under-appreciated business models, including businesses that tend to be relatively protected from severe price competition or technological obsolescence which, as a consequence, Horizon believes can sustain high returns on equity.  Selections in Core Value include companies with a variety of market capitalizations as well as companies outside the United States, although typically, the majority of stocks held in Core Value tend to be larger U.S. companies.   In addition, portions of the Fund's assets are managed using Horizon's Research Select and Spin-Off strategies.  Research Select  involves the selection of investments in the areas of catalyst driven and event driven opportunities, in distressed securities, in companies that Horizon believes have certain assets whose true values are not fully reflected on their balance sheets, and in securities with pricing anomalies and other areas of inefficiency.  The Spin-Off strategy seeks to identify inefficiencies in the pricing of companies that are at transitory points in their business cycles with a particular focus on corporate divestitures, carve-outs, and other forms of corporate restructurings.  The Fund may also invest in specialty stocks that Horizon believes maintain the most favorable risk/reward characteristics.

The following replaces the second paragraph under the section entitled “The Sub-Advisor's Process” on page 5 of the Prospectus:

A portion of the Fund's assets is managed using Horizon's Core Value strategy. In addition, portions of the Fund’s assets are managed by Horizon using its Research Select and Spin-Off strategies, and also may be invested in specialty stocks that Horizon believes maintain the most favorable risk/reward characteristics. Horizon may allocate assets of the Fund across the above strategies in order to best implement its investment philosophy.

The following paragraph is added on page 6 after the section titled "Horizon's Research Select Strategy" of the Prospectus:

Horizon's Spin-Off Strategy.  Horizon utilizes its in-house research to identify inefficiencies in the pricing of companies that are at transitory points in their business cycles with a particular focus on corporate divestitures, carve-outs, and other forms of corporate restructurings.  In many instances, companies that have been "spun-off" from their corporate parents by way of corporate restructurings may not be followed as closely by Wall Street analysts, which could lead to advantageous disparities between a company’s valuation and growth prospects relative to its pricing in the marketplace.  Horizon utilizes its extensive in-house research to identify inefficiencies in the pricing of companies that are at such transitory points in their business cycles.  The Spin-Off strategy will include companies that may be less mature and smaller in size than Core Value companies, and may include companies that employ leverage to assist in rapid expansion opportunities or enhance return on invested capital.  The holdings in the Spin-Off strategy will tend to be more volatile than Core Value holdings, while offering higher return potential given their earlier stage in the business cycle.